UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2004

CHENIERE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16383	95-4352386
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

333 Clay Street Suite 3400 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 659-1361

(Registrant’s telephone number, including area code)

ITEM 5. Other Matters and Regulation FD Disclosure

On January 15, 2004, Cheniere Energy, Inc. issued a press release announcing the adjournment, until January 29, 2004, at 10:00 a.m., of the special meeting of stockholders originally scheduled for January 15, 2004. The press release is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 5.

ITEM 7. Financial Statements and Exhibits

(c)    Exhibits.

99.1*        Press Release dated January 15, 2004.

*	Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date: January 15, 2004	By:	/s/ Don A. Turkleson
	Name:	Don A. Turkleson
	Title:	Chief Financial Officer